Other Payables and Accrued Expenses (Details) - Schedule of components of other payables and accrued expenses ¥ in Thousands, $ in Thousands	Jun. 30, 2021 CNY (¥)	Jun. 30, 2021 USD ($)	Jun. 30, 2020 CNY (¥)
Schedule of components of other payables and accrued expenses [Abstract]
Payroll payable	¥ 16,246	$ 2,517	¥ 10,781
Value-added tax recoverable	(3,696)	(572)	(1,509)
Employee’s individual income tax	1,268	196	946
Other miscellaneous taxes	60	9	34
Accrued expenses	4,781	740	4,899
Others	465	72	604
Other payables and accrued expenses	¥ 19,124	$ 2,962	¥ 15,755